Exhibit 99.1

OptimizeRx to Participate at the 33rd Annual Virtual ROTH Conference on March 15-17, 2021

ROCHESTER, Mich. – March 3, 2021 – OptimizeRx Corp. (Nasdaq: OPRX), a leading provider of digital health solutions for life science companies, physicians and patients, has been invited to present at the 33rd Annual ROTH Growth Conference being held virtually on March 15-17, 2021.

The conference will feature presentations from public and private companies across a variety of industry sectors, followed by one-on-one and small group meetings, as well as expert panels and fireside chats. Past events have featured more than 550 participating companies and drawn more than 5,000 attendees that include institutional investors, analysts, family offices and high-net-worth investors.

OptimizeRx pre-recorded video webcast presentation is available today here and via the investor relations section of the company’s website at www.optimizerx.com.

OptimizeRx CEO, Will Febbo, will participate in one-on-one meetings with investors and analysts during the conference. He plans to discuss the company’s recently reported record 2020 results, with a 76% increase in revenue to $43.3 million largely driven by what is seen as a permanent shift to more digital enablement. The company also finished the year with a sales pipeline of more than $180 million, including enterprise deals valued at more than $50 million.

To submit a registration request, click here. To schedule a one-on-one meeting with OptimizeRx, please contact your ROTH representative. For any questions about the company, contact Ron Both of CMA at (949) 432-7557 or submit your request here.

About ROTH Capital Partners
ROTH Capital Partners, LLC “ROTH” is a relationship-driven investment bank focused on serving emerging growth companies and their investors. As a full-service investment bank, ROTH provides capital raising, M&A advisory, analytical research, trading, market-making services and corporate access. Headquartered in Newport Beach, CA, ROTH is privately held and employee owned. For more information on ROTH, please visit www.roth.com.

About OptimizeRx

OptimizeRx is a digital health company that provides communications solutions for life science companies, physicians and patients. Connecting over half of healthcare providers in the U.S. and millions of patients through a proprietary network, the OptimizeRx digital health platform helps patients afford and stay on medications. The platform unlocks new patient and physician touchpoints for life science companies along the patient journey, from point-of-care, to retail pharmacy, through mobile patient engagement.

For more information, follow the company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such as in section 21E of the Securities Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition, and other material risks.

OptimizeRx Contact

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Media Relations Contact

Maira Alejandra, Media Relations Manager

Tel (754) 245-7070

malejandra@optimizerx.com

Investor Relations Contact

Ron Both, CMA

Tel (949) 432-7557

Email Contact

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